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                                                                    Exhibit 10.1

                             STOCK OPTION AGREEMENT


                AGREEMENT made as of the 24th day of August, 1998 by and between American International Petroleum Corporation, a Nevada corporation having its principal place of business at 444 Madison Avenue, Suite 3203, New York, New York 10022 ("Grantor"), and ___________________, having an office at __________________________ ("Optionee").


                              W I T N E S S E T H:


                WHEREAS, Optionee has agreed to provide certain public relation services ("PR Services") on behalf of Grantor and is not an employee of Grantor; and

                WHEREAS, Grantor is desirous of retaining Optionee to provide PR Services and compensating Optionee in part by delivering this Option.

                NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement and for other good and valuable consideration, the Grantor hereby grants the Optionee options to purchase Common Stock of the Grantor on the following terms and conditions:

                1.  Option.

                The Grantor hereby grants to the Optionee outside of its 1998 Stock Option Plan, a non-qualified stock option (the "Option"), not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase, subject to Section 4 hereof and terminating as of 5:00 p.m. on August 24, 1999 (the "Term"), Two Hundred Thousand (200,000) fully paid and non-assessable shares of the Common Stock of the Grantor, par value $.08 per share, subject to the terms and conditions of this Agreement.

                2.  Purchase Price.

                The purchase price ("Option Price") for the Option Shares (as defined herein) to acquire Two Hundred Thousand (200,000) shares of the Common Stock of Grantor shall be $2.00 per share. The Grantor shall pay all original issue or transfer taxes on the exercise of this option and all other fees and expenses necessarily incurred by the Grantor in connection therewith.

                3.  Exercise of Option.



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                At any time after the conditions of Section 4(B) of the Service
Agreement dated August 24, 1998 between the Grantor and Optionee, attached hereto as Exhibit A, are met, the Optionee may notify the Grantor by registered or certified mail, return receipt requested, addressed to its principal office as to the number of shares which he desires to purchase under the options herein granted, which notice shall be accompanied by payment (by (i) cash, (ii) certified check, (iii) tendering to the Grantor a number of shares of the Grantor's Common Stock equal to the portion of the aggregate Option Price being paid by the tendering of such stock divided by the NASDAQ closing price, or the closing price on the exchange or market then traded, of the Grantor's Common Stock on the date of exercise, and/or (iv) surrendering a number of the Options granted hereunder equal to the Option Price for the portion of the aggregate Option Price being paid by the surrendering of Option and the Option price of the Options being surrendered divided by the excess of the NASDAQ closing price, or the closing price on the exchange or market then traded, of the Grantor's Common Stock on the date of exercise and the respective Option Prices of the Options being exercised and surrendered) of the respective Option Price therefore as specified in Paragraph 2 above. As soon as practicable thereafter, the Grantor shall at its principal office tender to Optionee certificates issued in the Optionee's name evidencing the shares purchased by the Optionee.

                4.       Option Conditioned On Continued Service.

                If the Optionee terminates their PR services before one year they will return a proportionate percent of the options granted.

                5. Divisibility and Non-Assignability of the Options.

                (a) The Optionee may exercise the options herein granted from time to time during the periods of their respective effectiveness with respect to any whole number of shares included therein, but in no event may an option be exercised as to less than one hundred (100) shares at any one time, except for the remaining shares covered by the option if less than one hundred (100).

                (b) The Optionee may not give, grant, sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the options herein granted or any interest therein, otherwise than by will or by the laws of descent and distribution, and these options, or any of them, shall be exercisable during Optionee's lifetime only by the Optionee.

                6.       Stock as Investment.



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                By accepting this option, the Optionee agrees for Optionee, and
Optionee's heirs and legatees, that except to the extent the shares to be received upon the exercise of the options are subject to a current registration statement filed by the Grantor with the Securities and Exchange Commission, and all shares purchased hereunder shall be acquired for investment and not for distribution, and upon the issuance of any or all of the shares subject to the option granted hereunder the Optionee, and Optionee's heirs and legatees receiving such shares, shall deliver to the Grantor a representation in writing, that such shares are being acquired in good faith for investment and not for distribution. Grantor may place a "stop transfer" order with respect to such shares with its transfer agent and place an appropriate restrictive legend on the stock certificate.

                7.       Restrictive Period

                In no event may the Option Shares (as defined herein), whether or not the Option Shares are registered, be sold before January 31, 1999.

                8.       Restriction on Issuance of Shares.

                The Grantor shall not be required to issue or deliver any certificate for shares of its Common Stock purchased upon the exercise of any option unless (a) the issuance of such shares has been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or counsel to the Grantor shall have given an opinion that such registration is not required; (b) approval, to the extent required, shall have been obtained from any state regulatory body having jurisdiction thereof, and (c) permission for the listing of such shares shall have been given by any national securities exchange on which the Common Stock of the Grantor is at the time of issuance listed.

                9.       Adjustment on Changes in Capitalization.

                (a) In the event that the outstanding shares of Common Stock are changed after the date hereof by reason of recapitalization, reclassification, stock split-up, combination or exchange of shares of Common Stock or the like, or by the issuance of dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Board of Directors, as determined by the Board of Directors and/or the Committee, in the aggregate number of shares of Common Stock issuable upon exercise of the outstanding Options, and the Option Price per share. In the event of any consolidation or merger of the Grantor with or into another company where the Grantor is not the survivor, or the conveyance of all or substantially all of the assets of the Grantor to another company, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock of the Grantor would have been entitled to upon such consolidation, merger or conveyance; and in any such case appropriate adjustment, as determined by the Board of Directors of the Grantor (or successor entity) shall be made as set forth above with respect to any future changes in the capitalization of the Grantor or its successor entity. In the event of the proposed dissolution or liquidation of the Grantor, all outstanding Options will automatically terminate, unless otherwise provided by the Board of Directors of the Grantor or any authorized committee thereof.

                (b) Notwithstanding the above, this option may, at the discretion of the Board of Directors of the Grantor and said other corporation, be exchanged for options to purchase shares of capital stock of another corporation which the Grantor, and/or a subsidiary thereof is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by said other corporation or separated or reorganized into. The terms, provisions and benefits to the Optionee of such substitute option(s) shall in all respects be identical to the terms, provisions and benefits of Optionee under his Option(s) prior to said substitution.

                (c) Any adjustment in the number of shares of Common Stock shall apply proportionately to only the unexercised portion of the Options granted hereunder. If fractions of shares of Common Stock would result from any such adjustment, the adjustment shall be revised to the next higher whole number of shares of Common Stock, so long as such increase does not result in the holder of the option being deemed to own more than 5% of the total combined voting power or value of all classes of stock of the Grantor or its subsidiaries.



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                (d) Notwithstanding the above, no adjustment shall be made with respect to stock dividends or splits which do not exceed 10% in any fiscal year, cash dividends or the issuance to stockholders of the Grantor of rights to subscribe for additional shares of Common Stock or other securities.

                10.      No Rights in Option Stock.

                Optionee shall have no rights as a shareholder in respect of shares as to which the option granted hereunder shall not have been exercised and payment made as herein provided.

                11.      Effect Upon Services.

                This Agreement does not give the Optionee any right to provide continued services to the Grantor.

                12.      Binding Effect.

                Except as herein otherwise expressly provided, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors, legal representatives and assigns.

                13. Notice of Certain Events. In case at any time any of the following occur:

                (a) The Grantor shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Grantor; or

                (b) The Grantor shall offer to all the holders of its Common Stock any additional shares of capital stock of the Grantor or securities convertible into or exchangeable for shares of capital stock of the Grantor, or any option, right or warrant to subscribe therefor; or

                (c) The Grantor shall take any action to effect any reclassification or change of outstanding shares of Common Stock or any consolidation, merger, sale, lease or conveyance of property, described in
Section 8; or

                (d) The Grantor shall take any action to effect any liquidation, dissolution or winding-up of the Grantor or a sale of all or substantially all of its property, assets and business;



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then, and in any one or more of such cases, the Grantor shall give written notice thereof, by registered mail, postage prepaid, to the Optionee at the Optionee?s address as it appears above, or if different, as such place as Optionee shall direct in writing given to Grantor, mailed at least ten (10) days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants or other securities are to be determined, (ii) the date on which any such offer to holders of Common Stock is made, or (iii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up is expected to become effective and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution or winding-up.

                14.      Registration Rights.

                         (a) Commencing on the date hereof, the Grantor shall
advise the Optionee, but not any transferee or assignees thereof, by written notice at least 45 days prior to the filing of any registration statement or post-effective amendment thereto ("Registration Statement") under the Act, covering a public offering of equity securities of the Grantor solely for cash (other than a registration relating solely to the sale of securities to participants in a stock plan of the Grantor, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the shares underlying the options (?Option Shares) and shall, except as otherwise provided herein, register in any such Registration Statement the number of Option Shares that the Optionee shall notify the Grantor within twenty (20) days after mailing of such notice by the Grantor that he desires to register and shall include in any such Registration Statement such information as may be required to permit a public offering of such Option Shares, provided, however, that the Optionee notify the Grantor that it desires to register all of his Option Shares then vested. The Grantor shall supply prospectuses and other documents as the Optionee may reasonably request in order to facilitate the public sale or other disposition of the Option Shares. The Grantor shall bear the entire cost and expense of a registration of securities initiated by it under this subsection (a). The Optionee shall, however, bear any transfer taxes and underwriting discounts or commissions applicable to the Option Shares sold by him and any legal fees incurred by him. The Grantor may include other securities in any such Registration Statement. The Grantor shall do any and all other acts and things which may be necessary or desirable to enable the Optionee to consummate the public sale or other disposition of the Option Shares, and furnish indemnification in the manner as set forth in subsection (c) of this Section 14, but shall not be required to qualify as a foreign corporation to qualify the Option Shares for sale under the securities laws of any state. The Optionee shall furnish information and indemnification as set forth in subsection (c)(1) of this Section 14. All decisions as to whether and when to proceed with any Registration Statement shall be made solely by the Grantor.

                In connection with any offering involving an underwriting of shares of the Grantor's securities, the Grantor shall not be required to include any of the Option Shares in such underwriting unless the Optionee accept the terms of the underwriting as agreed upon between the Grantor and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Grantor. If the total amount of securities requested by selling stockholders to be included in such offering exceeds the amount of securities to be sold, other than by the Grantor, that the underwriters determine in their sole discretion that such amount will jeopardize the success of the offering, then the Grantor shall be required to include in the offering only that number of such Option Shares which the underwriters determine in their sole discretion will not jeopardize the success of the offering. Except as otherwise limited under any other registration right granted by the Grantor before, on or after the date hereof, the securities so included are to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder (or in such other proportions as shall mutually be agreed to by such selling stockholders).



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                (b) Notwithstanding the foregoing subsection (a), in the event that there is an underwritten offering of the Grantor's securities offered pursuant to said Registration Statement, the underwriters shall have the right to refuse to permit any Option Shares, or to limit the amount of Option Shares, to be sold by the Optionee to such underwriters as such underwriter(s) may determine in its discretion and the Optionee shall refrain from selling such remainder of his Option Shares covered by such Registration Statement for the period of days following the effective date and shall also refrain at any time when notified by the Grantor that an amendment or supplement to the prospectus is required. The Grantor shall not be obligated to keep any Registration Statement effective for a continuous period of the lesser of 120 days or until such time as all Option Shares included in the Registration Statement have been sold.

                (c)(1) Whenever pursuant to this Section 14 (a) Registration Statement relating to the Option Shares is filed under the Act or amended or supplemented thereto, the Grantor will indemnify and hold harmless the Optionee if covered by such Registration Statement, amendment or supplement (such Optionee being hereinafter called the "Distributing Holder"), against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse the Distributing Holder for any legal or other expenses reasonably incurred by the Distributing Holder for any legal or other expenses reasonably incurred by the Distributing Holder or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Grantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary prospectus, final prospectus or amendment or supplement, in reliance upon and in conformity with written information furnished by the Distributing Holder or underwriter for use in the preparation thereof.

                (c)(2) To the extent permitted by law, the Distributing Holder will indemnify and hold harmless the Grantor, each of its directors, each of its officers who have signed said Registration Statement and such amendments and supplements thereto, each person, if any, who controls the Grantor (within the meaning of the Act) and the Grantor's underwriters) and each person, if any, who controls such underwriters (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Grantor or any such director, officer, underwriter or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said Registration Statement, preliminary prospectus, final prospectus, or amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in said Registration Statement, preliminary prospectus, final prospectus or amendment or supplement, in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof and will reimburse the Grantor or underwriter or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.



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                (c)(3) Promptly after receipt by an indemnified party under this subsection (c) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party, otherwise than under this subsection (c).

                (c)(4) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and to the extent that it may wish, jointly with any other indemnifying party similarly notified to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this subsection (c) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

                (c)(5) The Grantor's agreements with respect to Option Shares in this Section 14 shall continue in effect, regardless of the exercise or surrender of the Option, for a period not to exceed one year from the date of Grant or the date Optionee would be entitled to dispose of any Option shares received upon exercise of the Option under an exemption from the registration thereof (i.e, Rule 144).

                (c)(6) The Optionee shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 14.

                14.      Withholding.

                Optionee agrees to cooperate with the Grantor to take all steps necessary or appropriate for any required withholding of taxes by the Grantor under law or regulation in connection therewith.

                15.      Miscellaneous.

                This Agreement shall be construed under the laws of the State of New York. Headings have been included herein for convenience of reference only, and shall not be deemed a part of the Agreement.

                IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.



                                   AMERICAN INTERNATIONAL PETROLEUM CORPORATION

                                   By:
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                                  ACCEPTED AND AGREED TO:

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